SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS GNMA Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Thomas J. Sweeney, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2023.
Hyun Lee, CFA, Lead Portfolio Manager Real Estate. Portfolio Manager of the fund. Began managing the fund in 2023.
Bob Mogalapu, CFA, Portfolio Manager. Portfolio Manager of the fund. Began managing the fund in 2023.
Please Retain This Supplement for Future Reference
April 25, 2023
PROSTKR23-38